As filed with the Securities and Exchange Commission on August 1, 2007
Registration Statement No. 333-143817

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 3 to
FORM SB-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
SYNTHESIS ENERGY SYSTEMS, INC.
(Name of small business issuer in its charter)

Delaware (State or jurisdiction of incorporation or organization)	2990 (Primary Standard Industrial Classification Code Number)	20-2110031 (I.R.S. Employer Identification No.)
6330 West Loop South, Suite 300
Houston, Texas 77401
(713) 579-0600
(Address and telephone number of principal executive offices)
Timothy E. Vail
President and Chief Executive Officer
Synthesis Energy Systems, Inc.
6330 West Loop South, Suite 300
Houston, Texas 77401
Telephone: (713) 579-0600
Facsimile: (713) 579-0610
(Name, address and telephone number of agent for service)
Copies to:

Robert G. Reedy Porter & Hedges, L.L.P. 1000 Main Street, 36th Floor Houston, Texas 77002 Telephone: (713) 226-6674 Facsimile: (713) 226-6274	Julie M. Allen Proskauer Rose LLP 1585 Broadway New York, New York 10036 Telephone: (212) 969-3000 Facsimile: (212) 969-2900
Approximate date of proposed sale to the public: As soon as practicable after the effective date of the registration statement.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☐
If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. ☐
The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note
     Synthesis Energy Systems, Inc. is filing this Amendment No. 3 to the Registration Statement on Form SB-2 (File No. 333-143817) solely for the purpose of filing certain exhibits thereto as indicated on the exhibit list, and no changes or additions are being made hereby to the prospectus that forms a part of the Registration Statement. Accordingly, the prospectus is being omitted from this filing.

PART II — INFORMATION NOT REQUIRED IN PROSPECTUS
Item 27. Index to Exhibits
Item 28. Undertakings
SIGNATURES
Exhibit Index
Form of Underwriting Agreement
Opinion of Porter & Hedges, L.L.P.
Form of Letter Agreement

PART II – INFORMATION NOT REQUIRED IN PROSPECTUS
     Item 27. Index to Exhibits.

1.1*	Form of Underwriting Agreement.

3.1	Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on January 31, 2007).

3.2	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to Amendment No. 2 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on March 30, 2007).

4.1	Specimen Stock Certificate (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on January 31, 2007).

5.1*	Opinion of Porter & Hedges, L.L.P., with respect to legality of the securities, including consent.

10.1	Amended and Restated Agreement and Plan of Merger among Tamborine Holdings, Inc., SES Acquisition Corporation, Synthesis Energy Holdings, Inc. and the shareholders of Synthesis Energy Holdings, Inc. dated April 4, 2005 (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on March 30, 2007).

10.2	First Amendment to the Amended and Restated Agreement and Plan of Merger by and among the Company, SES Acquisition Corporation, Synthesis Energy Holdings, Inc., and the shareholders listed on the signature page thereto dated December 29, 2006 (incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on January 31, 2007).

10.3**	Amended and Restated License Agreement by and between Synthesis Energy Systems, Inc. and Gas Technology Institute dated August 31, 2006 (incorporated by reference to Exhibit 10.3 to Amendment No. 4 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on May 23, 2007).

10.4	Cooperative Joint Venture Contract of SES (Zaozhuang) New Gas Company Ltd. between Shandong Hai Hua Coal & Chemical Company Ltd. and Synthesis Energy Systems Investments, Inc. dated July 6, 2006 – English translation from original Chinese document (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on January 31, 2007).

10.5	Amendment to Cooperative Joint Venture Contract of SES (Zaozhuang) New Gas Company Ltd. between Shandong Hai Hua Coal & Chemical Company Ltd. and Synthesis Energy Systems Investments, Inc. dated November 8, 2006 – English translation from original Chinese document (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on January 31, 2007).

10.6**	Contract for Synthesis Gas Purchase and Sales by and between Shandong Hai Hua Coal & Chemical Company Ltd. and Synthesis Energy Systems (Zaozhuang) New Gas Company Ltd. dated October 22, 2006 – English translation from original Chinese document (incorporated by reference to Exhibit 10.6 to Amendment No. 4 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on May 23, 2007).

10.7+	Employment Agreement between the Company and Timothy E. Vail dated May 30, 2006 (incorporated by reference to Exhibit 10.7 to Amendment No. 2 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on March 30, 2007).

10.8+	Amendment to Employment Agreement between the Company and Timothy E. Vail dated November 15, 2006 (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on January 31, 2007).

10.9+	Employment Agreement between the Company and David Eichinger dated May 30, 2006 (incorporated by reference to Exhibit 10.9 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on January 31, 2007).

10.10+	Amended and Restated Employment Agreement between the Company and Donald P. Bunnell dated July 14, 2006 (incorporated by reference to Exhibit 10.10 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on January 31, 2007).

10.11+	Consulting Agreement between the Company and Lorenzo Lamadrid dated May 30, 2006 (incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on January 31, 2007).

10.12+	Amended and Restated 2005 Incentive Plan (incorporated by reference to Exhibit 10.13 to Amendment No. 3 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on May 1, 2007).

10.13+	Form of Nonstatutory Stock Option Agreement (four year vesting) (incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on January 31, 2007).

10.14+	Form of Nonstatutory Stock Option Agreement (five year vesting) (incorporated by reference to Exhibit 10.14 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on January 31, 2007).

10.15	Shareholder’s Loan Agreement by and between Synthesis Energy Systems Investments, Inc. and Synthesis Energy Systems (Zaozhuang) dated March 20, 2007 (incorporated by reference to Exhibit 10.15 to Amendment No. 2 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on March 30, 2007).

10.16	Fixed Assets Loan Contract between Synthesis Energy Systems (Zaozhuang) New Gas Company Ltd. and Industrial and Commercial Bank of China dated March 27, 2007 – English translation from original Chinese document (incorporated by reference to Exhibit 10.16 to Amendment No. 2 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on March 30, 2007).

10.17	Amended and Restated Commitment Agreement dated November 30, 2006 between the Company and Union Charter Capital VII, Inc. (incorporated by reference to Exhibit 10.15 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on January 31, 2007).

10.18	Second Amendment to Cooperative Joint Venture Contract of SES (Zaozhuang) New Gas Company Ltd., between Shandong Hai Hua Coal & Chemical Company Ltd. and Synthesis Energy Systems Investments, Inc., dated February 12, 2007 – English translation from original Chinese document (incorporated by reference to Exhibit 10.6 to Amendment No. 3 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on May 1, 2007).

10.19+	Amended and Restated Employment Agreement between the Company and Gregory Bruce Golden dated March 12, 2006 (incorporated by reference to Exhibit 10.19 to Amendment No. 4 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on May 23, 2007).

10.20+	Employment Agreement between the Company and Carol Pearson dated July 27, 2006 (incorporated by reference to Exhibit 10.20 to Amendment No. 4 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on May 23, 2007).

10.21	Co-Operative Joint Venture Contract of SES – GCL (Inner Mongolia) Coal Chemical Co., Ltd. between Inner Mongolia Golden Concord (Xilinhot) Energy Investment Co., Ltd. and Synthesis Energy Systems Investments, Inc. dated May 25, 2007 – English translation from original Chinese document (incorporated by reference to Exhibit 10.21 to Amendment No. 5 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on June 6, 2007).

10.22	Amendment No. 1 to Amended and Restated License Agreement by and between Synthesis Energy Systems, Inc. and Gas Technology Institute dated June 14, 2007 (incorporated by reference to Exhibit 10.22 to the Company’s Registration Statement (Registration No. 333-143817) on Form SB-2 filed on June 15, 2007).

10.23+	Employment Agreement between the Company and David Nicoll dated June 1, 2007 (incorporated by referent to Exhibit 10.23 to the Company’s Registration Statement (Registration No. 333-143817) on Form SB-2 filed on July 16, 2007).

10.24	Joint Development Agreement by and between Synthesis Energy Systems, Inc. and Ashmore Energy International dated July 10, 2007 (incorporated by referent to Exhibit 10.24 to the Company’s Registration Statement (Registration No. 333-143817) on Form SB-2 filed on July 16, 2007).

10.25*	Form of Letter Agreement with Ashmore Energy International.

16.1	Letter from KPMG Huazhen regarding change in certifying accountants (incorporated by reference to Exhibit 16.1 to Amendment No. 2 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on March 30, 2007).

21.1	Subsidiaries of the Company (incorporated by reference to Exhibit 21.1 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on January 31, 2007).

23.1*	Consent of Porter & Hedges, L.L.P. (included in Exhibit 5.1).

23.2***	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

24.1	Power of Attorney (incorporated by reference to Exhibit 24.1 to the Company’s Registration Statement (Registration No. 333-143817) on Form SB-2 filed on June 15, 2007).

*	Filed herewith.

**	Portions of this exhibit have been omitted pursuant to a request for confidential treatment accepted by the Securities and Exchange Commission and this exhibit has been filed separately with the Securities and Exchange Commission in connection with such request.

***	Previously filed.

+	Management contract or compensatory plan or arrangement
Item 28. Undertakings
     (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by one of our directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.
     (b) (1) For determining any liability under the Securities Act, we will treat the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the small business issuer under Rule 424(b)(1), or (4) or 497(h) under the Securities Act as part of this registration statement as of the time the Commission declared it effective.
          (2) For determining any liability under the Securities Act, we will treat each post-effective amendment that contains a form of prospectus as a new registration statement for the securities offered in the registration statement, and that offering of the securities at that time as the initial bona fide offering of those securities.

SIGNATURES
     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the registration statement of Form SB-2 to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNTHESIS ENERGY SYSTEMS, INC.
Date: August 1, 2007	By:	/s/ Timothy E. Vail
Timothy E. Vail, President
and Chief Executive Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity In Which Signed	Date

/s/ Timothy E. Vail Timothy E. Vail	President and Chief Executive Officer and Director (Principal Executive Officer)	August 1, 2007

* David Eichinger	Chief Financial Officer and Senior Vice President of Corporate Development (Principal Financial Officer)	August 1, 2007

* Carol Pearson	Corporate Controller and Secretary (Principal Accounting Officer)	August 1, 2007

* Donald Bunnell	President, Chief Executive Officer – Asia Pacific and Director	August 1, 2007

* Lorenzo Lamadrid	Director	August 1, 2007

* Michael Storey	Director	August 1, 2007

* Denis Slavich	Director	August 1, 2007

* Harry Rubin	Director	August 1, 2007

/s/ Timothy E. Vail Timothy E. Vail, as Attorney in fact		August 1, 2007

Exhibit Index

1.1*	Form of Underwriting Agreement.

5.1*	Opinion of Porter & Hedges, L.L.P., with respect to legality of the securities, including consent.

10.25*	Form of Letter Agreement with Ashmore Energy International.

23.1*	Consent of Porter & Hedges, L.L.P. (included in Exhibit 5.1).

*	Filed herewith